CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.6

FIRST AMENDMENT TO BATTELLE/ZOGENIX CO-MARKETING AND OPTION AGREEMENT

This First Amendment (“Amendment”) to the Co-Marketing and Option Agreement dated March 29, 2012 (“Agreement”) is made and entered into as of the 21st day of March, 2013 and is by and between Battelle Memorial Institute (“Battelle”) and Zogenix, Inc. (“Zogenix”) (Battelle and Zogenix are individually referred to as a “Party” and collectively referred to as the “Parties”).

RECITALS:

WHEREAS, Battelle is based in Columbus, OH and is the world’s largest private research and development corporation; and

WHEREAS, Zogenix is a pharmaceutical company developing and commercializing products for the treatment of central nervous system disorders and pain; and

WHEREAS, Zogenix has developed a pre-filled, single-use disposable, needle-free drug delivery system called DosePro®; and

WHEREAS, Zogenix has developed a [***] collectively referred to as “DosePro”); and

WHEREAS, the Parties executed a Co-Marketing and Option Agreement on March 29, 2012 (the “Agreement”) and have subsequently collaborated as described in the Agreement, and desire to extend the term of the Agreement as described in Section 12(e) of the Agreement, amend certain sections of the Agreement and add a new section to the Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Battelle shall pay Zogenix a [***] Development Option Extension Fee of [***] within [***] days of execution of this Amendment.

2.
That Section 12 (a) of the original Agreement is amended to read as follows: “This Agreement shall be effective as of the Effective Date and shall remain in effect until March 29, 2014, unless sooner terminated pursuant to the terms of this Section 12.”

3.	That a new Section 23 shall be added to the Agreement to read as follows:

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

As between Battelle and Zogenix, Zogenix shall own all DosePro Inventions. A “DosePro Invention” shall mean an invention [***]. Subject to the terms and conditions of this Agreement, Zogenix hereby grants Battelle[***], to all such DosePro Inventions for [***] other than [***].
If Zogenix and Battelle jointly make an invention under this Agreement, other than a DosePro Invention or a Battelle Invention (as defined below), then, as between Battelle and Zogenix, [***].
As between Battelle and Zogenix, [***]. A “Battelle Invention” shall mean an invention [***]. Subject to the terms and conditions of this Agreement, Battelle hereby grants Zogenix [***], to all such Battelle Inventions, for [***]. To the extent that the [***] in a Battelle Invention made above may require modification in connection with a client-funded project conducted at Battelle to develop DosePro or applications thereof, the Parties will meet and discuss modification of the grant with the intent [***] while accommodating the client’s interests.
In the event a Party wishes to pursue patent protection of an invention solely owned by the other Party and [***], the Parties will meet and discuss the manner and costs of pursuing such protection.

Each Party hereby agrees to [***] as may be necessary to effect the provisions of this Section 23.

Except as may be otherwise agreed by the Parties, [***].

4.
    The Parties hereby agree and affirm that except as herein expressly amended in this Amendment, the Agreement remains in full force and effect. In the event of any conflict between the provisions of this Amendment and the Agreement, the terms of this Amendment shall control.

[Remainder of Page Intentionally Left Blank]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

This Amendment is executed and effective as of the date written above.
BATTELLE MEMORIAL INSTITUTE

By: Mike Gegenheimer
Its: Associate IP Counsel

ZOGENIX, INC.

By: /s/ Stephen Farr

Its: President

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.